As filed with the Securities and Exchange Commission on December 19, 1997
                                               Registration No. 333-39239

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                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549
                             ------------------

                       POST-EFFECTIVE AMENDMENT NO. 1
                                     TO
                                 FORM S-8

                           REGISTRATION STATEMENT
                                 UNDER THE
                           SECURITIES ACT OF 1933

                            RAYOVAC CORPORATION
         ---------------------------------------------------------
           (Exact Name of Registrant as Specified in Its Charter)

                                 Wisconsin
         ---------------------------------------------------------
       (State or Other Jurisdiction of Incorporation or Organization)

                                 22-2423556
         ---------------------------------------------------------
                    (I.R.S. Employer Identification No.)

         601 Rayovac Drive, Madison, Wisconsin            53711
         ---------------------------------------------------------
        (Address of Principal Executive Officer)         (Zip Code)

                  RAYOVAC PROFIT SHARING AND SAVINGS PLAN
         ---------------------------------------------------------
                            (Full Title of Plan)

                          James A. Broderick, Esq.
                     Vice President and General Counsel
                            Rayovac Corporation
                             601 Rayovac Drive
                       Madison, Wisconsin 53711-2497
         ---------------------------------------------------------
                  (Name and Address of Agent for Service)

                               (608) 275-3340
         ---------------------------------------------------------
       (Telephone Number, Including Area Code, of Agent For Service)




Item 8 of Part II of the Registrant's Registration Statement on
Form S-8 (Registration No. 333-39239) is hereby amended to include the following Exhibit:


                                PART II

             INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 8.        Exhibits.


Exhibit
Number         Description

23.2           Consent of KPMG Peat Marwick LLP


                                 SIGNATURES

        The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-effective Amendment No. 1 to the Registration Statement (Registration No. 333-39239) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of Wisconsin, on December 19, 1997.

                                                   RAYOVAC CORPORATION


                                                   By: /s/ David A. Jones
                                                       ____________________
                                                      David A. Jones
                                                      Chairman of the Board,
                                                        President and Chief
                                                        Executive Officer


        Pursuant to the requirements of the Securities Act of 1933, this Post-effective Amendment No. 1 to the Registration Statement
(Registration No. 333-39239) has been signed by the following persons in the capacities indicated on December 19, 1997.

        Signature                           Title


/s/ David A. Jones                  Chairman of the Board,
____________________                President and Chief Executive
David A. Jones                      Officer (Principal Executive
                                    Offier)

     *
_____________________               Executive Vice Presi-
Kent Hussey                         dent of Finance and
                                    Administration, Chief Financial
                                    Officer and Director (Principal
                                    Financial Officer)

     *
_____________________               Director
Roger F. Warren

     *
_____________________               Director
Trygve Lonnebotn

     *
______________________              Director
Scott A. Schoen

     *
______________________              Director
Thomas R. Shepherd

     *
______________________              Director
Warren C. Smith, Jr.



* By:  /s/ David A. Jones
_____________________________
        David A. Jones
        Attorney-in-Fact


        The Plan. Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the employee benefit plan) have duly caused this Post-effective
Amendment No. 1 to the Registration Statement (Registration No.
333-39239) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of Wisconsin, on December 19, 1997.

                                            RAYOVAC PROFIT SHARING AND
                                              SAVINGS PLAN


                                            By:    RAYOVAC CORPORATION,
                                                   Plan Administrator



                                            By:/s/ Russell E. Lefevre
                                               _________________________
                                               Russell E. Lefevre
                                               Vice President,
                                               Human Resources




                               EXHIBIT INDEX


                            RAYOVAC CORPORATION

                     Post-Effective Amendment No. 1 to
                     Registration Statement on Form S-8
              for the Rayovac Profit Sharing and Savings Plan


Exhibit
Number         Description


23.2           Consent of KPMG Peat Marwick LLP